Other assets	12 Months Ended
Dec. 31, 2022
Other assets abstract
Other assets

12. Other assets

Other assets comprise the following at December 31:

	2022			2021
	Non-			Non-
	Current	Current	Total	Current	Current	Total
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Guarantees and deposits given	17,492	293	17,785	18,020	299	18,319
Prepayments and accrued income	37	5,925	5,962	27	3,213	3,240
Other assets	689	24,390	25,079	687	4,896	5,583
Total	18,218	30,608	48,826	18,734	8,408	27,142

As of  December 31, 2022, the figure in Prepayments and accrued income increased due to prepayments recorded in “Grupo FerroAtántica S.A.U”.

In 2022, a provision of $18,000 thousand was recognized at Globe Metallurgical Inc. (see Note 15) with respect to civil lawsuits arising out of a 2018 incident at Globe Metallurgical Inc.’s Selma, Alabama, facility in which two employees were injured and one of whom later died.  At the time, Globe Metallurgical Inc. also recorded an expected reimbursement from the Company’s insurer as other assets for the same amount.  In the first quarter of 2023, the Company reached full and final settlements of the lawsuits and all amounts were paid directly by the insurer.

During 2022 and 2021, the amount in Guarantees and deposits is mainly due to a cash deposit made during 2021 with TAC (Tennessee Valley Authority) which supplies power to "Core Metals Group Holdings, LLC”, the letter of credits related to the insurance company in “Global Specialty Metals, Inc” and deposits linked to factoring agreements.